EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly  Report of Matches, Inc.   (the "Company") on Form  10-Q for the  period  ending  September 30, 2011, as filed with the Securities and Exchange  Commission on the date hereof  (the "Report"),  I, Zhao Zhimeng, Chief Financial  Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

(2) The  information  contained in the Report fairly  presents,  in all material  respects, the financial condition and results of operations of the Company.

November 14, 2011

/s/ Zhao Zhimeng

Zhao Zhimeng

Chief Financial Officer

(Principal Financial and Accounting Officer)

Date